July 27, 2017

THE DREYFUS/LAUREL FUNDS TRUST

-          DREYFUS GLOBAL EQUITY INCOME FUND

(Class A, C, I and Y Shares)

Supplement to Summary and Statutory Prospectuses

Dated March 1, 2017

The following information supersedes and replaces any contrary information contained in “Fees and Expenses” in the fund’s summary prospectus and “Fund Summary - Fees and Expenses” in the fund’s statutory prospectus:

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management fees**	.75	.75	.75	.75
Distribution (12b-1) fees	none	.75	none	none
Other expenses (including shareholder services fees)	.42	.42	.16	.09
Total annual fund operating expenses	1.17	1.92	.91	.84

 * Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

** Restated to reflect current management fee.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$687	$925	$1,182	$1,914
Class C	$295	$603	$1,037	$2,243
Class I	$93	$290	$504	$1,120
Class Y	$86	$268	$466	$1,037

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$687	$925	$1,182	$1,914
Class C	$195	$603	$1,037	$2,243
Class I	$93	$290	$504	$1,120
Class Y	$86	$268	$466	$1,037

6175STK0717

July 27, 2017

THE DREYFUS/LAUREL FUNDS TRUST

DREYFUS GLOBAL EQUITY INCOME FUND

(Class T Shares)

Supplement to Prospectus

Dated March 31, 2017

The following information supersedes and replaces any contrary information contained in “Fund Summary - Fees and Expenses” in the fund’s prospectus:

Shareholder Fees (fees paid directly from your investment)	Class T
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	2.50
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class T
Management fees*	.75
Distribution/service (12b-1) fees	.25
Other expenses	.17
Total annual fund operating expenses	1.17

*Restated to reflect current management fee.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class T	$366	$612	$878	$1,635

4088STK0717